UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              Date of Report:                        January 22, 2004
     (Date of earliest event reported)              (January 21, 2004)

                             Multimedia Games, Inc.
             (Exact name of registrant as specified in its charter)
                                    001-14551
                            (Commission File Number)


                  Texas                                   74-2611034
      (State or other jurisdiction                      (IRS Employer
            of incorporation)                        Identification No.)

     206 Wild Basin Rd., Bldg. B, Suite 400,                78746
                  Austin, Texas                           (Zip Code)
    (Address of principal executive offices)



                                 (512) 334-7500
              (Registrant's telephone number, including area code)

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

Item 9. Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD. Any information in this report supercedes inconsistent or outdated information contained in earlier Regulation FD disclosures.

Stock Option Plans

The following table sets forth and updates the most recently available information (from September 30, 2003) regarding outstanding options and shares reserved for future issuance under our various compensation plans for the issuance of our common stock to directors, officers, employees and consultants as of January 16, 2004.

                      Equity Compensation Plan Information

                                                     Weighted-average
                                Securities to be        term until       Weighted-average         Securities
                                   issued upon        expiration of      exercise price of   remaining available
                                   exercise of         outstanding          outstanding      for future issuance
                                   outstanding           options,            options,            under equity
                               options, warrants,     warrants, and          warrants,           compensation
                                 and rights (#)       rights (years)        and rights            plans (#)
                                 --------------       --------------        ----------            ---------
All equity compensation plans       3,263,370              7.69               $11.94               976,599


For additional information regarding our various compensation plans covering the shares mentioned above, please see pages 18-21 in the section captioned "Information Regarding Executive Officer Compensation" of our definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on January 6, 2004.

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MULTIMEDIA GAMES, INC.



Dated:  January 22, 2004                    By: /s/  Craig S. Nouis
                                                --------------------------------
                                                Craig S. Nouis
                                                Chief Financial Officer and
                                                Principal Accounting Officer

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